PROSPECTUS DATED MAY 20, 1999


                          PAX WORLD FUND, INCORPORATED


                             A NO-LOAD BALANCED FUND
                   222 STATE STREET, PORTSMOUTH, NH 03801-3853
                FOR SHAREHOLDER ACCOUNT INFORMATION: 800-372-7827
               PORTSMOUTH, NH OFFICE: 800-767-1729 / 603-431-8022
                         WEBSITE: HTTP://WWW.PAXFUND.COM





            Pax World Fund, Incorporated (the "Fund") is a mutual fund that seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Thus, the Fund has adopted the name Pax World to denote this endeavor. In addition, the Fund seeks to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

            This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.




            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                          Page

RISK / RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE...................  3
      What is the Fund's Investment Objective / Goal?.......................  3
      What are the Principal Investment Strategies of the Fund?.............  3
      What are the Principal Risks of Investing in the Fund?................  4
      Risk / Return Bar Chart and Table.....................................  5
RISK / RETURN SUMMARY: FEE TABLE............................................  5
FINANCIAL HIGHLIGHTS........................................................  6
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS...........................................................  8
      Investment Objectives.................................................  8
      Principal Investment Strategies.......................................  8
      Related Risks.........................................................  9
            Convertible Securities..........................................  9
            Corporate and Other Debt Securities.............................  9
            Foreign Securities.............................................. 10
            Porfolio Turnover............................................... 10
            U.S. Government Agency and/or Instrumentality Securities........ 10
MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
OF THE FUND................................................................. 11
      Incorporation......................................................... 11
      Description of Common Stock........................................... 11
      Officers and Directors................................................ 11
      Adviser............................................................... 13
      Distribution.......................................................... 13
      Custodian and Transfer and Dividend Disbursing Agent.................. 14
      Shareholder Meetings.................................................. 14
HOW THE FUND VALUES ITS SHARES.............................................. 14
SHAREHOLDER GUIDE........................................................... 14
      How to Purchase Shares................................................ 14
            In General...................................................... 14
            Investing by Mail............................................... 15
            Investing by Telephone.......................................... 16
            Investing by Wire Transfer...................................... 16
      How to Sell Your Shares............................................... 17
            In General...................................................... 17
            Redemptions by Written Request.................................. 17
            Redemptions by Telephone........................................ 17
            Involuntary Redemptions......................................... 18
      How to Exchange Your Shares........................................... 18
            In General...................................................... 18
            Exchanges by Mail............................................... 18
            Exchanges by Telephone.......................................... 18

TAXES, DIVIDENDS AND DISTRIBUTIONS.......................................... 19
      Taxation of the Fund.................................................. 19
      Taxation of Shareholders.............................................. 19
      Withholding Taxes..................................................... 19
      Dividends and Distributions........................................... 20
SHAREHOLDER SERVICES........................................................ 20
      Automatic Reinvestment of Dividends and/or Distributions ............. 20
      Automatic Investment Plan............................................. 20
      Tax-Deferred Retirement Plans......................................... 20
      Systematic Withdrawal Plan............................................ 21
      Reports to Shareholders............................................... 21
      Shareholder Inquiries................................................. 21
VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE.......................... 21
THE PAX WORLD FUND FAMILY................................................... 22
ADDITIONAL INFORMATION...................................................... 22


                       RISK / RETURN SUMMARY: INVESTMENTS,
                              RISKS AND PERFORMANCE


WHAT IS THE FUND'S INVESTMENT OBJECTIVE / GOAL?

            The Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUND?

            The Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds or debentures, which percentage may vary depending on market conditions. The Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality, and (iv) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association. The Fund will not invest in obligations issued or guaranteed by foreign governments or the U.S. Treasury, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Fund's socially conscious objectives and policies. In addition, the policy of the Fund is to exclude from its portfolio securities of
(i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301), (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

            The principal risks of investing in the Fund are (i) price volatility, (ii) credit risk, (iii) interest rate risk, (iv) risks associated with foreign security investments, (v) risks associated with socially responsible investing, and (vi) management risk.

            - Price volatility refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

            - Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

            - Interest rate risk refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed-income security prices fall; and if interest rates fall, fixed-income security prices rise. Interest rate risk is generally greater for fixed-income securities with longer durations.

            - The Fund's investments in foreign securities may subject the Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange controls and the risk of currency fluctuations. In addition, securities denominated in a foreign currency will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred by the Fund in connection with conversions between currencies.

            - The Fund's socially conscious objectives may limit the availability of investment opportunities more than is customary with other mutual funds. Pax World Management Corp. (the "Adviser") believes, however, that there are sufficient investment opportunities among companies that meet the Fund's socially conscious objective to permit full investment in securities, if the Adviser believes it is desirable.

            - The Adviser strives to anticipate market movements and the risks described above and actively manages the Fund based upon its judgment. Management risk, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Fund's strategy effectively.

            Investors should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.
            The information set forth in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance provided by Wiesenberger, a Thomson Financial Company, consisting sixty percent (60%) of the S&P 500 Index and forty percent (40%) of the Lehman Brothers Aggregate Index. Past performance is not necessarily an indication of how the Fund will perform in the future.


                  [The following is a barchart in the original
                      printed piece showing Risk & Return.]


24.92%  10.45%  20.80%  0.63%   -1.05%  2.65%   29.19%  10.36%  25.12%  24.62%

1989     1990    1991   1992     1993   1994     1995    1996    1997    1998


HIGHEST & LOWEST RETURN QUARTER - PAST 10 YEARS

4th quarter 1998:  14.19%
3rd quarter 1990:   -5.47%


RISK/RETURN TABLE, AS OF 12/31/98


                                                        60% S&P 500 INDEX
                         PAX WORLD FUND     40% LEHMAN BROTHERS AGGREGATE INDEX*
         1 year              24.62%                         20.98%
         5 year              17.94%                         17.32%
         10 year             14.24%                         15.34%

* THIS BLEND, CONSISTING SIXTY PERCENT (60%) OF THE S&P 500 INDEX AND FORTY PERCENT (40%) OF THE LEHMAN BROTHERS AGGREGATE INDEX IS PROVIDED BY WIESENBERGER, A THOMSON FINANCIAL COMPANY.


                        RISK / RETURN SUMMARY: FEE TABLE

            This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

            SHAREHOLDER FEES (fees paid directly from your investment):
                        Maximum Sales Charge (Load) Imposed on Purchases
                                    (as a percentage of offering price).......0%
                        Maximum Deferred Sales Charge (Load)
                                    (as a percentage of original purchase
                                    price or redemption proceeds, as
                                    applicable)...............................0%
                        Maximum Sales Charge (Load) Imposed on
                                    Reinvested Dividends and Other
                                    Distributions
                                    (as a percentage of offering price).......0%

                        Redemption Fees (as a percentage of amount redeemed,
                                    if applicable)............................0%
                        Exchange Fees (as a percentage of average net
                                    assets)...................................0%

            ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 1998 (expenses that are deducted from Fund assets):
                        Management Fee.....................................0.51%
                        Distribution and/or Service (12b-1) Fees...........0.19%
                        Other Expenses.....................................0.25%
            Total Annual Fund Net Operating Expenses.......................0.95%

EXAMPLE

            This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
            The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR           3 YEARS           5 YEARS           10 YEARS

       $95.00           $296.56           $514.58           $1,140.71

            As noted in the table, the Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares.
            In addition, the Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

            THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 1998.



                              FINANCIAL HIGHLIGHTS

            The following Financial Highlights Table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, a copy of which is available without charge upon request by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or by telephoning 800-767-1729 (toll-free).

            The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                                  YEAR ENDED DECEMBER 31
                                                                  ---------------------------------------------------
                                                                  1998        1997        1996        1995        1994
                                                                  ----        ----        ----        ----        ----
Net asset value, beginning of year............................    $18.52      $16.56      $16.33      $13.39      $13.55
                                                                  ------      ------      ------      ------      ------

Income from investment operations
            Investment income - net (A)......................      .468        .493         .550       .80          .49
            Realized and unrealized gain (loss)
                        on investments - net (A).............     4.008       3.622        1.122      3.07         (.15)
                                                                  -----       -----        -----      ----         -----
Total from investment operations.............................     4.476       4.115       1.672       3.87        .34
                                                                  -----       -----       -----       ----        ---

Less distributions
            Dividends from net investment income.............     .468        .503        .550        .79         .50
            Distributions from realized gains................     .880        1.650       .892        .14           -
            Tax return of capital............................     .008        .002           -          -           -
                                                                  ----        ----        -------     -----       -----
                        Total distributions..................     1.356       2.155       1.442       .93         .50
                                                                  -----       -----       -----       ---         ---

Net asset value, end of year.................................     $21.64      $18.52      $16.56      $16.33      $13.39
                                                                  ------      ------      ------      ------      ------

2.  TOTAL RETURN.............................................     24.62%      25.12%      10.36%      29.19%      2.65%

3.  RATIOS AND SUPPLEMENTAL DATA

            Ratio of total expenses to average net assets (B).    .95%        .91%        .89%        .97%        .98%

            Ratio of investment income - net to
                        average net assets....................    2.33%       2.67%       3.24%       3.44%       3.66%

            Portfolio turnover rate...........................    28.59%      13.88%      34.55%      28.44%      25.45%

            Net assets, end of year ('000s)...................    $837,773    $629,001    $513,433    $476,976    $388,249

            Number of capital shares outstanding,
                        end of year ('000s)...................    38,712      33,971      31,008      29,200      29,000

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratio for 1994 was based upon net expenses and is not required to be restated.

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS



INVESTMENT OBJECTIVES

            The Fund's investment objective is to provide its shareholders a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

            The Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds or debentures, which percentage may vary depending on market conditions. The Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality, and (iv) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association. The Fund will not invest in obligations issued or guaranteed by foreign government treasuries or the U.S. Treasury, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Fund's socially conscious objectives and policies.

            In addition, the Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

            Consistent with its social criteria, the Fund will seek investments in companies that produce goods and services that improve the quality of life and are not to any degree engaged in manufacturing defense or weapons-related products. By way of illustration, the Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. The Fund will endeavor (but is not required) to invest in companies which have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to the Fund.
            The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.
            In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolio. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund.
            If it is determined after the initial purchase by the Fund that the company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination,
(ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will such security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.
            In addition, the Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities (which is defined as the vote at a special or annual meeting of the shareholders of the Fund, duly called, (i) of sixty-seven percent (67%) of the voting securities present at such meeting if the holders of more than fifty percent (50%) of the outstanding voting securities are present or represented by proxy, or (ii) of more than fifty percent (50%) of the outstanding voting securities, whichever is less). Investment policies that are not fundamental may be modified by the Board of Directors of the Fund.


RELATED RISKS

CONVERTIBLE SECURITIES

            A convertible security can be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.
            In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). The price of a convertible security is influenced, in part, by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


CORPORATE AND OTHER DEBT SECURITIES

            The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (currently

AAA, AA, A and BBB for bonds), or by another nationally recognized statistical rating organization or, in unrated securities which are, in the opinion of the Adviser, of equivalent quality.
            The Fund's investments in corporate and other debt securities subject the Fund to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

FOREIGN SECURITIES

            While the Fund intends to invest primarily in domestic securities, it may invest up to ten percent (10%) of its net assets in foreign securities. Investors in the Fund should be aware that foreign securities involve certain risks, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by domestic companies or issued or guaranteed by U.S. or foreign government instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.
            Additional costs could be incurred in connection with any international investment activities engaged in by the Fund. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties may also be involved.
            If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund may receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency.

PORTFOLIO TURNOVER

            While as a matter of policy, the Fund will try to limit the turnover of its portfolio, it is possible that, as a result of the Fund's investment policies and social criteria, its portfolio turnover rate may exceed thirty-five percent (35%), although the rate is not expected to exceed sixty percent (60%). High portfolio turnover (over sixty percent (60%)) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

U.S. GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES

            The Fund may invest in securities issued or guaranteed by U.S. agencies or instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal

 National Mortgage Association. Investors should be aware, however, that not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


                      MANAGEMENT, ORGANIZATION AND CAPITAL
                              STRUCTURE OF THE FUND


INCORPORATION

            The Fund was incorporated under the laws of the State of Delaware in February 1970. The Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company commonly known as a mutual fund.


DESCRIPTION OF COMMON STOCK

            The Fund is currently authorized to issue 75,000,000 shares of Common Stock, $1.00 par value per share. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide -- How to Sell Your Shares" below.
            Each share of common stock is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors.


OFFICERS AND DIRECTORS

            The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's Board of Directors, in addition to overseeing the Adviser, decides upon matters of general policy. The Fund's Adviser furnishes daily investment advisory services. Members of the Board of Directors of the Fund are reimbursed for their travel expenses for attending meetings of the Board of Directors plus $200.00 to affiliated directors and $1,000.00 to unaffiliated directors. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.


ADVISER

            Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser"), is the adviser to the Fund. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. As of December 31, 1998, the Adviser had over $863,000,000 in assets under management by virtue of serving as the adviser to the Fund, the Pax World Growth Fund, Inc. and the Pax

World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund. The Adviser has no clients other than the Fund, the Pax World Growth Fund and the Pax World Money Market Fund, although the Adviser may undertake to advise other clients in the future.
            Pursuant to the terms of the Advisory Agreement, the Adviser will be compensated by the Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. The aggregate fees paid by the Fund to the Adviser for the most recent fiscal year was $3,599,066.
            The Adviser has, however, agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of the Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's custodian and transfer agent; (iv) the fees of the Fund's legal counsel and independent accountants; and (v) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
            Mr. Thomas W. Grant, the President of the Adviser, is also the President of H. G. Wellington & Co., Inc. (the "Distributor") and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of the Fund.
            Mr. Laurence A. Shadek, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of the Distributor and, together with members of his family, owns a twenty-six and sixty-seven one hundredths percent (26.67%) interest in the Distributor. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as a member of the Board of Directors of the Fund.
            Messrs. Robert P. Colin and Christopher H. Brown are the Portfolio Co-Managers of the Fund. They are the persons responsible for the day-to-day management of the Fund's portfolio.
            Mr. Colin is also the Portfolio Manager of the Pax World Growth Fund, Inc. Mr. Colin received his bachelor of arts degree from Rutgers University and his masters in business administration-finance from New York University. Mr. Colin joined H.G. Wellington Capital Management, a division of the Distributor, in 1991 as a Senior Vice President and Senior Portfolio Manager. Mr. Colin was one of the original founders of Faulkner, Dawkins & Sullivan in 1959, serving as Director of Research and Investment Strategy. After Faulkner, Dawkins & Sullivan merged with Shearson Lehman, and later, American Express, Mr. Colin worked briefly for Merrill Lynch Asset Management before joining Bessemer Trust Company in 1978 as a Senior Portfolio Manager and Director of Research. In 1983, Mr. Colin joined General Electric Investment Corporation as a Senior Vice President of Equity Portfolios with responsibilities for various funds under General Electric's control, including its own pension fund. Mr. Colin, who is a Chartered Financial Analyst, has contributed numerous articles on investment research to professional journals and has served as a consultant to a number of publicly-owned corporations.
            Mr. Christopher H. Brown is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown joined the Adviser in 1998 and joined H.G. Wellington and Co., Inc. in 1998 as a Senior Vice President. Prior to that, Mr. Brown was an Investment Consultant at Fahnestock and Co., Inc., a New York Stock Exchange brokerage firm, from 1987 to 1998, where he also served as a Vice President from 1992 to 1994 and a First Vice President from 1994 to 1998.
            The Adviser is responsible for decisions to buy and sell securities for the Fund and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Fund, the Fund is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Fund. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.


DISTRIBUTION

            The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution and other fees for the sale and distribution of the Fund's shares and for services provided to the Fund's shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
            The Plan provides that the Fund may incur distribution expenses of up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund, or other third parties for their distributional service if sales of Fund shares are made by such third parties during a fiscal year. So long as the Fund is operating within such limitation, however, the Fund may pay to one or more of its 12b-1 distributors (i) up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Amounts paid by the Fund under the plan for clerical, advertising, printing, postage and sales expenses (travel, telephone, and sales literature) for the most recent fiscal year totaled approximately $1,390,243.
            The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties under the Plan would be discontinued.
            Pursuant to the Plan, the Fund has entered into a distribution agreement (the "Distribution Agreement") with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (the "Custodian"), serves as the custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.
            PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund and in those capacities maintains certain books and records for the Fund. Shareholder inquiries relating to a shareholder account should be directed to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930.


SHAREHOLDER MEETINGS

            The Fund intends to hold annual meetings of shareholders for the election of directors, ratification of the selection by the Board of Directors of the independent public accountants for the Fund, and such other matters as may properly come before such meeting.


                         HOW THE FUND VALUES ITS SHARES

            The Fund's net asset value per share or "NAV" is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Board of Directors of the Fund has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:00 P.M., New York time.
            Portfolio securities are valued on the basis of market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors.
            The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                                SHAREHOLDER GUIDE


HOW TO PURCHASE SHARES

IN GENERAL

            The minimum initial investment is $250.00; the minimum subsequent investment is $50.00. There is no minimum investment, however, for SIMPLE IRAs and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code.

            Shares of the Fund are offered for sale by the Fund on a continuous basis at the NAV. The Fund will compute its NAV once daily as of 4:00 P.M., New York time, on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's investments are valued on the basis of market value or, where market quotations are not readily available, fair value as determined in good faith under procedures established by the Fund's Board of Directors.
            If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., New York time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through certain financial institutions that have entered into agreements with the Fund as provided below.
            Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with the Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by 8:00 P.M., New York time (or, due to unforeseen circumstances, by 9:30 A.M., New York time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.
            If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares.
            The Fund reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares.
            Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer which may result in transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with the Fund.

INVESTING BY MAIL

            Prospective shareholders may purchase shares of the Fund by completing and signing the "New Account Application" enclosed with this Prospectus and sending the application, together with a check to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930 or by overnight delivery c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued showing the account number and number of shares owned and the ownership of shares shall be recorded on the books of the Transfer Agent in an account under the shareholder's name. Prospective shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the

Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply.

INVESTING BY TELEPHONE

            In order to purchase shares by telephone, you must authorize telephone purchases on your initial application form or by written notice to the Transfer Agent. Thereafter, you may call the Fund at 800-372-7827 (toll-free) to execute a telephone purchase of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the funds are received.
            In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at the address noted above.
            The Fund may accept telephone orders from broker-dealers which have been previously approved by the Fund by telephoning 800-635-1404 (toll-free). It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Fund. The Fund reserves the right to cancel any purchase order for which payment has not been received by the third (3rd) business day following the investment.

INVESTING BY WIRE TRANSFER

            Shareholders may purchase shares of the Fund (other than initial purchases) by wire transfer. To do so, you must (i) telephone the Transfer Agent at 800-372-7827 (toll-free) (individual shareholders) or 800-635-1404 (toll-free) (broker/dealers) to advise the Transfer Agent that you would like to purchase shares of the Fund by wire transfer and then (ii) give instructions to your bank to transfer funds by wire to the following account:



           Bank Name:                   PNC Bank, Philadelphia, PA
           ABA Number:                  031-0000-53
           Account Name:                Pax World Fund, Incorporated
           Account No.:                 85-5100-7715
           Further Credit:              Name of Shareholder and Account Number

            If you arrange for receipt by the Custodian of federal funds prior to 4:00 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

HOW TO SELL YOUR SHARES

IN GENERAL


            You can redeem shares of the Fund at any time for cash at the NAV per share next determined after the redemption request is received in proper form by the Transfer Agent.

REDEMPTIONS BY WRITTEN REQUEST

            If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates signed in the names(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930 or by overnight delivery c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.
            If the proceeds of the redemption (i) exceed $10,000.00 (unless the record owner has provided to the Transfer Agent a Shareholder Redemption Option form authorizing the Transfer Agent to redeem shares of the Fund upon written instructions without a signature guarantee), (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address on the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.
            Payment for shares presented for redemption will be made by check within seven (7) days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.
            Payment for redemption of recently purchased shares will be delayed until the Fund or the Transfer Agent has been advised that the purchase check has been honored, up to fifteen (15) days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

REDEMPTIONS BY TELEPHONE

            Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $10,000.00 in the aggregate in any thirty (30) day period. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.
            In order to redeem shares by telephone, you must authorize telephone redemptions on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at 800-372-7827 (toll-free) to execute a telephone redemption of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

INVOLUNTARY REDEMPTIONS

            In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a balance of less than $250.00 due to a redemption. The Fund will give any such shareholder sixty (60) days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


HOW TO EXCHANGE YOUR SHARES

IN GENERAL

            As a shareholder of the Fund, you have an exchange privilege with the Pax World Growth Fund and the Pax World Money Market Fund, subject to the minimum investment requirement of such funds. No sales charge will be imposed at the time of exchange. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made. It is contemplated that this exchange privilege will be applicable to any new Pax World Mutual Funds.


EXCHANGES BY MAIL

            You may exchange shares by mail by writing to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930 or by overnight delivery c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.
            If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned to the Transfer Agent in order for the shares to be exchanged.


EXCHANGES BY TELEPHONE

            In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at 800-372-7827 (toll-free) on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time, to exchange shares between accounts that are registered in the same names. For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.
            In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to the Transfer Agent at the address noted above.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

            The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders.


TAXATION OF SHAREHOLDERS

            All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains rate for individual shareholders is currently twenty percent (20%), and the maximum federal tax rate for ordinary income is currently thirty-nine and six-tenths percent (39.6%). Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as (i) long-term capital gain or loss if the shares have been held more than twelve
(12) months and (ii) otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.


WITHHOLDING TAXES

            Under U.S. Treasury Regulations, the Fund is required by federal law to withhold and remit to the U.S. Treasury thirty-one percent (31%) of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In connection with this withholding requirement, therefore, a purchaser of the Fund's shares will be asked to certify on the Fund's application that the Social Security or tax identification number provided is correct and that such purchaser is not subject to thirty-one percent (31%) back-up withholding for previously underreporting to the Internal Revenue Service.

            Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.


DIVIDENDS AND DISTRIBUTIONS

            The Fund expects to pay dividends on net investment income, if any, semi-annually and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions will be paid in additional Fund shares, based on the NAV at the close of business on the ex-dividend date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five (5) days prior to the ex-dividend date to receive (i) such dividends in cash and distributions in additional shares or (ii) such dividends and distributions in cash. Such election should be submitted to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.
            When the Fund goes "ex-dividend", its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to the ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends when making your purchases.


                              SHAREHOLDER SERVICES

            The Fund offers investors the following special programs:

                        AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR
            DISTRIBUTIONS. For your convenience, all dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the Fund at the NAV prevailing at the close of business on the ex-dividend date unless and until you notify the Transfer Agent in writing at least five (5) days prior to such ex-dividend date that you elect to receive (i) such dividends in cash and distributions in additional shares or
            (ii) such dividends and distributions in cash. Stock certificates will not be physically issued on reinvestment of such dividends and distributions, but a record of the shares purchased will be added to your account and a confirmation of such reinvestment will be sent to you by the Transfer Agent.

                        AUTOMATIC INVESTMENT PLAN. Under the Fund's Automatic
            Investment Plan, you may make regular monthly or quarterly purchases of the Fund's shares via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly at 800-372-7827 (toll-free) between the hours of 8:00 A.M. and 6:00 P.M., New York time.

                        TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred
            retirement plans and accounts, including IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through the Fund. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Fund or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

                        SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan
            is available to shareholders, which provides for monthly, bi-monthly, quarterly or semi-annual checks.

                        REPORTS TO SHAREHOLDERS. The Fund will send you annual
            and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and one annual prospectus per household.
                        You may request additional copies of such reports by
            writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 800-767-1729 (toll-free), visiting the Fund's web site at http://www.paxfund.com or visiting the SEC's web site at http://www.sec.gov for such purpose. In addition, monthly unaudited financial data is available upon request from the Fund.

                        SHAREHOLDER INQUIRIES. Inquiries should be directed to
            the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930, or by telephone at 800-372-7827 (toll-free) or, from outside the United States, at 302-791-2844 (collect).


                          VOLUNTARY INCOME CONTRIBUTION
                              TO PAX WORLD SERVICE

            To complement the Fund's objectives of investing in securities of companies whose businesses are essentially of a non-military nature, the Fund's founders organized the Pax World Foundation in 1970. In 1992, Pax World Foundation changed its name to Pax World Service.

            Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment by initiating and supporting projects that encourage international understanding, reconciliation, and sustainable economic development on behalf of world peace and the world's poor.

            Fund shareholders may, at their election, designate a VOLUNTARY contribution to the Service of a percentage of their Fund income including capital gains. A Fund shareholder may indicate on a special form the percentage of income and/or capital gains the shareholder desires to be deducted for payment to the Service. The Fund will then automatically calculate the dollar amount this percentage represents and forward it to the Service on behalf of the shareholder. Contributions to the Service are charitable contributions and as such are tax deductible on the tax return of the contributor. Shareholders will receive annually a confirmation for income tax purposes indicating contributions made.

            In January 1998, Pax World Service became formally affiliated with Mercy Corps International, based in Portland, Oregon. The resulting agency represents 43 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. The organization conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a microenterprise program, seeks to bolster the development of civil society, and provides opportunities for shareholders and other interested parties to gain first-hand experience and exposure to areas of need and/or conflict.

            The officers of the Service are:

            Dr. J. Elliott Corbett, Honorary Chair (Founder); Mr. Neal Keny-Guyer, CEO, Mercy Corps International; Mr. Larry Ekin, President.
            No compensation will be paid by the Service directly or indirectly to the officers and directors of the Pax World Fund, Pax World Growth Fund or the Pax World Money Market Fund. No compensation will be paid by the Service directly or indirectly to the directors of the Service or Mercy Corps International except for travel and other reasonable fees for services rendered on behalf of projects undertaken by the Service.
            Fund shareholders who contribute to the Service receive an annual report of the activities of the Service, which includes PAX FACTS, the Pax World Service newsletter, and a financial statement. In addition, contributors are eligible to participate in Pax World Service educational tours.
            The Service does not sell or trade its mailing list, and Fund shareholders who choose to contribute will not be otherwise solicited by the Service.
            Additional information may be obtained by writing to Pax World Service at P.O. Box 33078, Washington, D.C. 20033-3078, by telephoning Pax World Service at 202-293-7290, or by visiting its website at www.paxworld.org.


                            THE PAX WORLD FUND FAMILY

            Pax World Management Corp. currently offers three mutual funds designed to meet your individual needs -- Pax World Fund, Pax World Growth Fund and Pax World Money Market Fund. We welcome you to review the investment options available through our family of funds. For more information on the Pax World Fund Family, including charges and expenses, contact your financial adviser or telephone the Fund at 800-767-1729 (toll-free) for a free prospectus. Read the prospectus carefully before you invest or send money.


                             ADDITIONAL INFORMATION

            YEAR 2000. As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.
            FOR TEXAS RESIDENTS ONLY: Investment objectives are hereby clarified and intended to be consistent with Texas securities regulations. The Fund does not intend to make and has not made investments in oil, gas and other mineral leases or arbitrage transactions. The Fund By-Laws contain an investment restriction which does not allow it to purchase or sell real property but permits the Fund to make an investment in readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

                                                                  PAX WORLD FUND
                                                        PROSPECTUS & APPLICATION


                              [PAX WORLD FUND LOGO]

                            PROSPECTUS & APPLICATION

                                  MAY 20, 1999


           Pax World Fund (PAXWX)                      [PAX WORLD FUND LOGO]
          A No-Load Balanced Fund                         222 State Street
                                                     Portsmouth, NH 03801-3853
      Investment Adviser-                                 www.paxfund.com
      Pax World Management Corp.
      222 State Street
      Portsmouth, NH 03801-3853
                                                   For General Fund Information,
                                                          please call:
                                                         1-800-767-1729
      Transfer and Dividend Disbursing Agent-
      PFPC, Inc.                                   For Shareholder Information,
      P.O. Box 8950                                       please call:
      Wilmington, DE 19899-8950                          1-800-372-7827

                                                      For Broker Services,
      General Counsel-                                    please call:
      Bresler Goodman & Unterman, LLP                    1-800-635-1404
      521 Fifth Avenue
      New York, NY 10175                          All Account Inquiries should
                                                        be addressed to:
                                                     Pax World Fund Family
      Independent Auditors-                             P.O. Box 8930
      Pannell Kerr Forster PC                      Wilmington, DE 19899-8930
      125 Summer Street
      Boston, MA 02110-2326


            Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the date hereof, and in the Fund's annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above, or by visiting the Fund's web site at www.paxfund.com. In addition, you will find in the Fund's annual report a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Fund's annual and semi-annual reports to shareholders, and other reports and information regarding the Fund which have been filed electronically with the SEC. In addition, information about the Fund may be obtained at a reasonable charge from the Public Reference Section of the SEC or may be examined, without charge, at the Public Reference Room at the office of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330 (toll-free).

Investment Company Act file no.: 811-02064

                          PAX WORLD FUND, INCORPORATED

                   222 State Street, Portsmouth, NH 03801-3853
                For shareholder account information: 800-372-7827
                       Portsmouth, NH office: 800-767-1729
                                              603-431-8022
                        Website: http://www.paxfund.com





                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 20, 1999







            This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated the date hereof to which it relates, a copy of which may be obtained by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 800-767-1729 (toll-free), visiting the Fund's web site at http://www.paxfund.com or visiting the Securities and Exchange Commission's web site at http://www.sec.gov for such purpose.

                                TABLE OF CONTENTS

                                                                          Page

FUND HISTORY.............................................................. 3
INVESTMENT OBJECTIVE, STRATEGIES AND PHILOSOPHY........................... 3
            Investment Objective.......................................... 3
            Investment Strategies......................................... 3
            Investment Philosophy......................................... 3
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS...................... 4
            Borrowing Money............................................... 4
            Foreign Securities............................................ 4
            Forward Foreign Currency Exchange Contracts................... 5
            Illiquid and Restricted Securities............................ 5
            Portfolio Turnover............................................ 6
            Short-term Investments........................................ 6
            U.S. Government Agency and/or Instrumentality Securities...... 6
            When-Issued and Delayed Delivery Securities................... 7
INVESTMENT RESTRICTIONS................................................... 7
MANAGEMENT OF THE FUND.................................................... 9
INVESTMENT ADVISORY AND OTHER SERVICES................................... 12
            Adviser...................................................... 12
            Distribution................................................. 13
            Custodian, Transfer and Dividend Disbursing Agent
                        and Independent Accountants...................... 14
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................... 15
NET ASSET VALUE.......................................................... 16
CALCULATION OF PERFORMANCE DATA.......................................... 17
            Average Annual Total Return.................................. 17
PURCHASE, REDEMPTION AND EXCHANGE OF FUND SHARES......................... 17
            Purchase of Shares........................................... 17
                        In General....................................... 17
            Sale of Shares............................................... 18
                        In General....................................... 18
                        Involuntary Redemption........................... 18
            Exchange of Shares........................................... 18
TAXES                   ................................................. 18
SHAREHOLDER SERVICES..................................................... 19
            Automatic Reinvestment of Dividends and/or Distributions..... 19
            Automatic Investment Plan.................................... 20
            Tax-Deferred Retirement Plans and Accounts................... 20
            Systematic Withdrawal Plan................................... 20
            Reports to Shareholders...................................... 21
            Shareholder Inquiries........................................ 21
FINANCIAL STATEMENTS..................................................... 22

                                  FUND HISTORY

            Pax World Fund, Inc., (the "Fund") is an open-end, diversified management investment company which was incorporated under the laws of the State of Delaware in 1970.


                      INVESTMENT OBJECTIVE, STRATEGIES AND
                                   PHILOSOPHY


INVESTMENT OBJECTIVE

            The Fund's investment objective is to provide its shareholders a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.


INVESTMENT STRATEGIES

            The Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and debentures, which percentage may vary depending on market conditions. The Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by U.S. or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association. The Fund will not invest in obligations issued or guaranteed by foreign government treasuries or the U.S. Treasury, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Fund's socially conscious objectives and policies.

            In connection with its commitment to assist in the development of housing, the Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

            In addition, the Fund reserves the right to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of Pax World Management Corp. (the "Adviser"), prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.


INVESTMENT PHILOSOPHY

            Consistent with its social criteria, the Fund seeks investments in companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. By way of illustration, the Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, technology and telecommunications, among others. The Fund's portfolio will consist primarily of companies located in the United States.

            The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301), (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.
            In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolio. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund.
            If it is determined after the initial purchase by the Fund that the company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination,
(ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will such security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.
            There can be no assurance that the Fund's investment objective will be achieved.


                     INVESTMENTS AND SPECIAL CONSIDERATIONS;
                                  RISK FACTORS

BORROWING MONEY

            The Fund will not borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, it may borrow up to five percent (5%) of its total assets taken at cost. Pursuant to the requirements of the Investment Company Act, any such borrowing will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, falls below such three hundred percent (300%) asset coverage requirement, the Fund is required, within three (3) days, to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments. In addition, because interest on money the Fund borrows is an expense of the Fund, the Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of the Fund may fluctuate more than the NAV per share of mutual funds that do not borrow.

FOREIGN SECURITIES

            The Fund is permitted to invest up to ten percent (10%) of its net assets in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

            Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the Asian Development Bank, the European Investment Bank and the World Bank (International Bank for Reconstruction and Development).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

            The Fund may enter into forward foreign currency exchange contracts in limited circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
            Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Fund's custodian (the "Custodian"), will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.
            The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
            If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.
            Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

ILLIQUID AND RESTRICTED SECURITIES

            The Fund may not invest more than five percent (5%) of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
            Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest.

PORTFOLIO TURNOVER

            While as a matter of policy, the Fund will try to limit the turnover of its portfolio, it is possible that, as a result of the Fund's investment policies and social criteria, its portfolio turnover rate may exceed thirty-five percent (35%), although the Fund's portfolio turnover rate is not expected to exceed sixty percent (60%). The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over sixty percent (60%)) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes" below.

SHORT-TERM INVESTMENTS

            When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

U.S. GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities other than the U.S. Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the

United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.
            In connection with its commitment to assist in the development of housing, the Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.
            The Fund may invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

            From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


                             INVESTMENT RESTRICTIONS

            The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares. The Fund may not:

                        1. Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Fund's total assets, or
                                    (b) the Fund owns more than ten percent
                                    (10%) of the outstanding voting securities of any one class of securities of such issuer.

                        2. Purchase securities of other registered investment companies, other than the Pax World Money Market Fund, Inc.

                        3. Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

                        4. Purchase or sell real estate or other interests in real estate which are not readily marketable.

                        5. Write, purchase or sell put and call options or combinations thereof.

                        6.          Lend money or securities.

                        7. Purchase securities on margin or sell short or purchase or sell commodities.

                        8. Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

                        9. Mortgage or pledge as security for indebtedness any securities owned or held by the Fund except as stated in item 8, above.

                        10. Participate on a joint and several basis in any trading account in securities.

                        11. Invest in companies for the purpose of exercising control of management.

                        12. Act as an underwriter of securities of other issuers, except that the Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities

                                    Act of 1933. The Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels.

                        13. Invest more than ten percent (10%) of the value of its assets in securities of foreign issuers under circumstances that would subject it to federal interest equalization tax or at prices that reflect such tax. (No such tax is currently in effect.)

                        14. Invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation except for the Pax World Money Market Fund and those surviving a merger or consolidation.

            Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

            Although the Fund does not have a policy with respect to the issuance of senior securities, the Fund has no present intention of issuing any securities which are senior to its currently issued and outstanding shares of Common Stock.


                             MANAGEMENT OF THE FUND

            The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund, in addition to overseeing the Adviser, is responsible for the general policy of the Fund. The Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of the Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.
            The following table reflects the name and address, position held with the Fund and principal occupation during the past five (5) years for those persons who are the officers and directors of the Fund.

-------------------------------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
 NAME, ADDRESS AND AGE               WITH THE FUND           Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 C. Lloyd Bailey                     Director                Mr. Bailey is an attorney. From 1959 to 1979, Mr. Bailey
 1216 Foulkeways                     (since 1970)            served as the Executive Director of the United States
 Gwynedd, PA 19436; (81)                                     Committee for UNICEF; from 1980 to 1981, Mr. Bailey
                                                             served as President of that Committee; and from 1981 to
                                                             1984, Mr. Bailey served as a consultant to that Committee.
                                                             Mr. Bailey is presently retired.
-------------------------------------------------------------------------------------------------------------------------
 Carl H. Doerge, Jr.                 Director                Mr. Doerge is a private investor (1995-present); he was
 867 Remsen Lane                     (since 1998)            Executive Vice President and Managing Director of Smith





                                       -9-



-----------------------------------------------------------------------------------------------------------------------------
 Oyster Bay, NY 11771***; (60)                               Barney (1971-1995). Mr. Doerge is also a member of the
 (since 1998)                                                Board of Directors of Pax World Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------
 Thomas W. Grant                      Vice Chairman          Mr. Grant is the Vice Chairman of the Board and President
 14 Wall Street                       of the Board of        of the Fund, as well as the President of Pax World Growth
 New York, NY 10005*/**; (57)         Directors and          Fund, Inc., the President of Pax World Money Market Fund,
                                      President (since       Inc., the President of Pax World Management Corp., the
                                      1996)                  Fund's adviser, and the President of H.G. Wellington &
                                                             Co., Inc. ("H.G. Wellington"). Mr. Grant has been
                                                             associated with H.G. Wellington since 1991 and served
                                                             previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate
                                                             finance, syndications and municipal and corporate bonds.
                                                             Mr. Grant is a graduate of the University of North Carolina
                                                             (BA).

-------------------------------------------------------------------------------------------------------------------------
 Anita Green                          Co-Treasurer           Ms. Green is the Co-Treasurer of the Fund, the Assistant
 c/o Pax World Management Corp.       (since 1998)           Treasurer of the Pax World Growth Fund, Inc. and the
 222 State Street                                            Manager - Shareholder Services for the Pax World Fund
 Portsmouth, NH 03801-3853; (34)                             Family. Ms. Green has been affiliated with the Pax World
                                                             Fund Family since 1990.

-------------------------------------------------------------------------------------------------------------------------
 Michelle L. Guilmette                Assistant                Ms. Guilmette is the Assistant Treasurer for the Fund and
 c/o Pax World Management Corp.       Treasurer                has held that position since 1997. In addition, Ms.
 222 State Street                     (since 1997)             Guilmette has been a Shareholder Services Representative
 Portsmouth, NH 03801-3853; (26)                               for the Pax World Fund Family since 1992.

-------------------------------------------------------------------------------------------------------------------------
 Joy L. Liechty                       Director                 Ms. Liechty is a Client and Sales Advocate with the
 1403 Ashton Court                    (since 1991)             Mennonite Mutual Aid Association in Goshen, Indiana. Ms.
 Goshen, IN 46526; (45)                                        Liechty has been associated with that organization since
                                                               1980, serving as the Manager of Client Services from 1980
                                                               to 1989. Ms. Liechty is also a member of the Board of
                                                               Directors of Pax World Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------

 Laurence A. Shadek                   Chairman of              Mr. Shadek is the Chairman of the Board of Directors of the
 14 Wall Street                       The Board of             Fund, as well as the Chairman of the Board of the Pax
 New York, NY 10005*/**; (49)         Directors                World Growth Fund, Inc., an Executive Vice President of
                                      (since 1996)             Pax World Money Market Fund, Inc., the Chairman of the
                                                               Board of Pax World Management Corp., the Fund's adviser
                                                               (the "Adviser"), and an Executive Vice-President of H.G.
                                                               Wellington & Co., Inc. ("H.G. Wellington"). Mr. Shadek,
                                                               together with members of his family, owns all of the
                                                               outstanding shares of capital stock of the Adviser and a
                                                               26.67% interest in H.G. Wellington. Mr. Shadek has been
                                                               associated with H.G. Wellington since March 1986 and was
                                                               previously associated with Stillman, Maynard & Co., where
                                                               he was a general partner. Mr. Shadek's investment
                                                               experience includes twelve years as a limited partner and
                                                               Account Executive with the firm Moore & Schley. Mr.
                                                               Shadek is a graduate of Franklin & Marshall College (BA)
                                                               and New York University, School of Graduate Business
                                                               Administration (MBA).

-------------------------------------------------------------------------------------------------------------------------
 Sanford C. Sherman                   Director                 Mr. Sherman is the President and Chief Executive Officer
 91 Hillside Drive                    (since 1992)             of the Piscataqua Savings Bank, Portsmouth, NH, a position
 Portsmouth, NH 03801***; (62)                                 he has held since April 1981.  For 21 years prior thereto,
                                                               Mr. Sherman held various other positions with the bank,
                                                               including Vice President and Treasurer. Mr. Sherman also
                                                               served the bank as a Trustee for 20 years.

-------------------------------------------------------------------------------------------------------------------------
 Janet Lawton Spates                  Co-Treasurer             Ms. Spates is the Co-Treasurer of the Fund, the Assistant
 c/o Pax World Management Corp.       (since 1998)             Treasurer of the Pax World Growth Fund, Inc., and the



                                      -10-




---------------------------------------------------------------------------------------------------------------------------
 222 State Street                                              Operations Manager for the Pax World Fund Family. Ms.
 Portsmouth, NH 03801-3853; (29)                               Spates has been affiliated with the Pax World Fund Family
                                                               since 1992.

---------------------------------------------------------------------------------------------------------------------------
 Nancy S. Taylor                      Director                 Rev. Taylor is a Senior Minister with the First
 5298 N. Riffle Way                   (since 1997)             Congregational Church in Boise, Idaho and has been
 Boise, ID 83703 *** ; (43)                                    associated with that organization since 1992. Prior to that,
                                                               Rev. Taylor was an Associate Minister with the Immanuel
                                                               Congregational Church in Hartford, Connecticut for
                                                               approximately five years. Rev. Taylor is also a member of
                                                               the Board of Directors of Pax World Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
 Lee D. Unterman                      Secretary                Mr. Unterman, who is the Secretary of the Fund, is a
 c/o Bresler Goodman & Unterman, LLP  (since 1997)             partner with the law firm of Bresler, Goodman & Unterman,
 521 Fifth Avenue                                              LLP, which he helped found in 1997. Mr. Unterman began
 New York, NY 10175; (48)                                      his legal career in 1975 with the law firm of Whitman &
                                                               Ransom and thereafter became a partner with the law firm
                                                               of Broudy & Jacobson, with whom he practiced for
                                                               approximately nine and one-half years. Mr. Unterman is a
                                                               graduate of Colgate University (BA) and the University of
                                                               Virginia School of Law (JD). Mr. Unterman is also the
                                                               Secretary of Pax World Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
 Esther J. Walls                      Director                 Ms. Walls was Associate Director of Libraries, State
 Apartment 29-J                       (since 1981)             University of New York, Stony Brook, Long Island, NY,
 160 West End Avenue                                           which position she held from 1974 to 1990.
 New York, NY 10023; (73)
---------------------------------------------------------------------------------------------------------------------------


* Designates an "Interested" officer or director, as defined in the Investment Company Act, by reason of his or her affiliation with the Adviser.

** Designates a member of the Investment Committee. The Investment Committee has the responsibility of overseeing the investments of the Fund.

*** Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

            No person on such date owned of record or beneficially five percent (5%) or more of the outstanding Common Stock of the Fund, except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which held approximately 2,840,881.458 shares of the Common Stock of the Fund as of April 14, 1999 (approximately 7.109%) in a special custody account for the exclusive benefit of its customers. All officers and directors as a group own less than one percent (1%) of the outstanding Common Stock of the Fund.
            Certain directors and officers of the Fund are also directors and officers of the Pax World Growth Fund, Inc., another investment company managed by the Adviser, and the Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund. None of the officers or directors are related to one another by blood, marriage or adoption.
            Members of the Board of Directors of the Fund are reimbursed for their travel expenses for attending meetings of the Board of Directors plus $200.00 for affiliated directors and $1,000.00 for unaffiliated directors.
            In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Director's fees paid by the Fund in 1998 and travel expenses reimbursed by the Fund to members of the Board of Directors (including members of the Audit Committee) in 1998 aggregated approximately $25,600.00 and $14,741.00, respectively.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

            Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. As of December 31, 1998, the Adviser had over $863,000,000 in assets under management by virtue of serving as the adviser to the Fund, the Pax World Growth Fund and the Pax World Money Market Fund. The Adviser has no clients other than the Fund, the Pax World Growth Fund, and the Pax World Money Market Fund, although the Adviser may undertake to advise other clients in the future.
            Pursuant to the terms of the Advisory Agreement, the Adviser will be compensated by the Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000.
            The Adviser has, however, agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of the Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's custodian and transfer agent; (iv) the fees of the Fund's legal counsel and independent accountants; and (v) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
            The Advisory Agreement provides that (i) it may be terminated by the Fund or the Adviser at any time upon sixty (60) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, the Advisory Agreement provides that it may continue in effect for a period of more than two (2) years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 11, 1998.
            Mr. Thomas W. Grant, the President of the Adviser, is also the President of H.G. Wellington & Co., Inc. (the "Distributor"), and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of the Fund.
            Mr. Laurence A. Shadek, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of the Distributor and, together with members of his family, owns a twenty-six and sixty-seven one hundredths percent (26.67%) interest in the Distributor. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as a member of the Board of Directors of the Fund.
            Messrs. Robert P. Colin and Christopher H. Brown are the Portfolio Co-Managers of the Fund. They are the persons responsible for the day-to-day management of the Fund's portfolio.

            Mr. Colin is also the Portfolio Manager of the Pax World Growth Fund. Mr. Colin received his bachelor of arts degree from Rutgers University and his masters in business administration - finance from New York University. Mr. Colin joined H. G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., in 1991 as a Senior Vice President and Senior Portfolio Manager. Mr. Colin was one of the original founders of Faulkner, Dawkins & Sullivan in 1959, serving as Director of Research and Investment Strategy. After Faulkner, Dawkins & Sullivan merged with Shearson Lehman, and later, American Express, Mr. Colin worked briefly for Merrill Lynch Asset Management before joining Bessemer Trust Company in 1978 as a Senior Portfolio Manager and Director of Research. In 1983, Mr. Colin joined General Electric Investment Corporation as a Senior Vice President of Equity Portfolios with responsibilities for various funds under General Electric's control, including its own pension fund. Mr. Colin, who is a Chartered Financial Analyst, has contributed numerous articles on investment research to professional journals and has served as a consultant to a number of publicly-owned corporations.
            Mr. Christopher H. Brown is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown joined the Adviser in 1998 and joined H.G. Wellington and Co., Inc. in 1998 as a Senior Vice President. Prior to that, Mr. Brown was an Investment Consultant at Fahnestock and Co., a New York Stock Exchange brokerage firm, from 1987 to 1998, where he also served as a Vice President from 1992 to 1994 and a First Vice President from 1994 to 1998.
            The following table shows the approximate amount of the advisory fee of the Fund for the years ended December 31, 1996, 1997 and 1998.

                                                 Approximate Amount of Fee

            Year ended December 31, 1996                 $2,554,000
            Year ended December 31, 1997                 $2,889,714
            Year ended December 31, 1998                 $3,599,066

            In connection with this offering, the Fund and the Adviser have been represented by single counsel. Therefore, to the extent that the Fund and this offering would benefit by further independent review, such benefit will not be available in this offering.


DISTRIBUTION

            The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Fund incurs the expenses of distributing the Fund's shares. The Plan provides that the Fund may incur distribution expenses of up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund, or other third parties for their distributional service if sales of Fund shares are made by such third parties during a fiscal year. So long as the Fund is operating within such limitation, however, the Fund may pay to one or more of its 12b-1 distributors (i) up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. During the 1998 fiscal year, amounts paid by the Fund under the Plan for clerical, advertising, printing, postage and sales expenses (travel, telephone, and sales literature) totaled $1,390,243: advertising, $651,255; printing and postage, $139,053; and sales related expenses, $599,935.

            The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under the Plan if it is terminated or not continued.
            Pursuant to the Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purposes of such expenditures.
            The Plan was adopted on June 21, 1984 and approved on June 11, 1998 by the Board of Directors of the Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.
            Pursuant to the Plan, the Fund has entered into a Distribution Agreement (the "Distribution Agreement") with H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (the "Distributor"). Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal. The Distribution Agreement will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors or by a vote of the holders of a majority of the outstanding shares of the Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to the Fund.
            The Distribution Agreement was adopted on June 11, 1998 by the Board of Directors of the Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement.
            In connection with this offering, the Fund and the Distributor have been represented by single counsel. Therefore, to the extent that the Fund and this offering would benefit by further independent review, such benefit will not be available in this offering.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
AND INDEPENDENT ACCOUNTANTS

            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (the "Custodian"), serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "Management, Organization and Capital Structure of the Fund - Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.
            PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer and dividend disbursing agent for the Fund. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930.
            Pannell Kerr Forster PC, 125 Summer Street, Boston, MA 02110 serves as the Fund's independent accountants, and in that capacity audits the Fund's annual reports.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

            The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.
            Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation payable to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
            In placing orders for portfolio securities of the Fund, the Fund is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Fund. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Fund in its investment activities. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Fund's policy is to pay higher commissions to brokers, other than the Distributor, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Fund's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Fund is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.
            Subject to the above considerations, the Distributor (or any affiliate) may act as a securities broker for the Fund. In order for the Distributor (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Distributor (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Distributor (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the

Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The Distributor must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the Distributor from transactions effected for the Fund during the applicable period. Brokerage with the Distributor is also subject to such fiduciary standards as may be imposed by applicable law.
            For the years ended December 31, 1996, 1997 and 1998, brokerage commissions amounted to approximately $367,000, $365,000 and $507,000, respectively.
            All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in the Distributor. Brokerage commissions paid by the Fund to the Distributor during 1997 and 1998 totaled $132,372.00 and $140,863.00, respectively (36.3% and 27.8%, respectively, of total 1997 and 1998 commissions).


                                NET ASSET VALUE

            Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.
            Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was sixty (60) days or less, unless this is determined by the Board of Directors not to represent fair value. Short- term securities with remaining maturities of sixty (60) days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value as of 4:00 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:00 P.M., New York time.

                         CALCULATION OF PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN

            The Fund may from time to time advertise its average annual total return. Average annual total return is computed according to the following formula:

                            P (1+T) (n) = ERV

      Where:        P =     a hypothetical initial payment of $1,000.00
                    T =     average annual total return.
                    n =     number of years.
                  ERV =     ending redeemable value of a hypothetical $1,000.00
                            payment made at the beginning of the one, five or ten year periods (or fractional portion thereof).

            Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


                        PURCHASE, REDEMPTION AND EXCHANGE
                                 OF FUND SHARES


PURCHASE OF SHARES

IN GENERAL

            The minimum initial investment is $250.00; the minimum subsequent investment is $50.00. There is no minimum investment, however, for SIMPLE IRAs and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, as amended (the "Internal Revenue Code"). See "Shareholder Services - Tax-Deferred Retirement Plans and Accounts" below.
            Shares of the Fund are offered for sale by the Fund on a continuous basis at the NAV. The Fund will compute its NAV once daily as of 4:00 P.M., New York time, on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's investments are valued on the basis of market value or, where market quotations are not readily available, fair value as determined in good faith under procedures established by the Fund's Board of Directors. For further information regarding the methods employed in valuing the Fund's investments, see "Net Asset Value" above.
            If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., New York time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through certain financial institutions that have entered into agreements with the Fund as provided below.
            Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with the Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by 8:00 P.M., New York time (or, due to unforeseen circumstances, by 9:30 A.M., New York time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.
            If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. There is no charge to the investor for issuance of a certificate.
            The Fund reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares.


SALE OF SHARES

IN GENERAL

            Shares of the Fund can be redeemed at any time for cash at the NAV per share. See "How the Fund Values its Shares" in the Prospectus; and "Net Asset Value" above.

INVOLUNTARY REDEMPTION

            In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a balance of less than $250.00 due to a redemption. The Fund will give any such shareholder sixty (60) days prior written notice in which to purchase sufficient additional shares to avoid such redemption.

EXCHANGE OF SHARES

            The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of the Pax World Growth Fund and Pax World Money Market Fund, subject to the minimum investment requirement of such funds. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares of the Fund may be exchanged for shares of the Pax World Growth Fund and Pax World Money Market Fund only if legally permissible under applicable state laws. It is contemplated that this Exchange Privilege will be applicable to any new Pax World Mutual Funds.
            Additional details about the Exchange Privilege and prospectuses for each of the Pax World Mutual Funds are available from the Fund or the Fund's Transfer Agent. The Exchange Privilege may be modified, terminated or suspended on sixty (60) days notice.


                                      TAXES

            The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.
            Qualification as a regulated investment company requires, among other things, that (a) at least ninety percent (90%) of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least fifty percent (50%) of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the market value of the Fund's assets and ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested in the securities of any one industry (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least ninety percent (90%) of its net investment income (including short-term capital gains) other than long-term capital gains in each year.
            Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one (1) year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain of the Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.
            In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.
            The Fund is required to distribute ninety-eight percent (98%) of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year ninety-eight percent (98%) of the capital gain net income it earned during the twelve (12) months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve (12) month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.
            Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.
            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                              SHAREHOLDER SERVICES

            The Fund makes available to its shareholders the following privileges and plans:


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

            For the convenience of investors, all dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five (5) days prior to the ex-dividend date to receive (i) such dividends in cash and distributions in additional shares or (ii) such dividends and distributions in cash. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within thirty (30) days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


AUTOMATIC INVESTMENT PLAN

            Under the Fund's Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly or quarterly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Investment Plan participants.
            Further information about this plan and an application form can be obtained from the Fund or the Transfer Agent.


TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS

            Various tax-deferred retirement plans and accounts, including IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension-IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Fund. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Fund or the Transfer Agent.
            Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


SYSTEMATIC WITHDRAWAL PLAN

            A systematic withdrawal plan is available to shareholders through the Transfer Agent. Such withdrawal plan provides for monthly, bimonthly, quarterly or semi-annual checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.
            In the case of shares held through the Transfer Agent (i) a $10,000.00 minimum account value applies, (ii) withdrawals may not be for less than $100.00 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan.
            The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Fund reserves the right to initiate a fee of up to Five Dollars ($5.00) per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
            Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

REPORTS TO SHAREHOLDERS

            The Fund will send annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and one annual prospectus per household. You may request additional copies of such reports by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 800-767-1729 (toll-free), visiting the Fund's web site at http://www.paxfund.com or visiting the SEC's web site at http://www.sec.gov for such purpose. In addition, monthly unaudited financial data is available upon request from the Fund.


SHAREHOLDER INQUIRIES

            Inquiries should be directed to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930, or by telephone at 800-372-7827 (toll-free) or, from outside the United States, at 302-791-2844 (collect).

                          INDEPENDENT AUDITORS' REPORT




Board of Directors and Shareholders
Pax World Fund, Incorporated

      We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                /s/ PANNELL KERR FORSTER PC
                                                --------------------------------


Boston, MA
January 19, 1999

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998


                                     ASSETS

Investments, at value - note A
    Common stocks (cost - $279,762,818).........................................         $528,352,048
    Bonds (amortized cost - $213,710,177).......................................          214,933,547
    Pax World Money Market Fund (cost - $87,285,202)............................           87,285,202
                                                                                         ------------
                                                                                          830,570,797

Cash............................................................................            5,710,304

Receivables
    Capital stock sold..........................................................              864,735
    Dividends and interest......................................................            3,709,990
                                                                                         ------------

        Total assets............................................................          840,855,826
                                                                                         ------------


                                   LIABILITIES

Payables
    Investment securities purchased.............................................            1,159,375
    Capital stock reacquired....................................................            1,304,600

Accrued expenses
    Investment advisory fee - note B............................................              339,313
    Transfer agent fee..........................................................              115,000
    Other accrued expenses......................................................              165,014
                                                                                         ------------

        Total liabilities.......................................................            3,083,302
                                                                                         ------------

            Net assets (equivalent to $21.64 per share based on 38,712,054
             shares of capital stock outstanding) - note E......................         $837,772,524
                                                                                         ------------

            Net asset value, offering price and redemption price per share
              ($837,772,524 / 38,712,054 shares outstanding)....................               $21.64
                                                                                               ------

SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998

Investment income
    Income - note A
        Dividends
            Pax World Money Market Fund.........................................   $1,629,146
            Other investments...................................................    6,195,418           $   7,824,564
                                                                                   ----------
        Interest ...............................................................                           15,229,468
                                                                                                        -------------

                Total income....................................................                           23,054,032

    Expenses
        Investment advisory fee - note B........................................    3,599,066
        Distribution expenses - note D..........................................    1,390,243
        Transfer agent fee......................................................      799,510
        State taxes.............................................................      324,111
        Custodian fees - note F.................................................      186,875
        Printing and mailing....................................................      173,867
        Legal fees and related expenses - note B................................       95,062
        Registration fees.......................................................       66,298
        Other...................................................................       49,033
        Directors' fees and expenses - note B ..................................       41,822
        Audit fees..............................................................       35,904
                                                                                   ----------

            Total expenses......................................................    6,761,791

            Less: Fees paid indirectly - note F.................................      181,574
                                                                                   ----------

                     Net expenses...............................................                           6,580,217
                                                                                                        ------------

            Investment income, net..............................................                          16,473,815
                                                                                                        ------------

Realized and unrealized gain on investments - note C
    Net realized gain on investments............................................                          32,342,171
    Change in unrealized appreciation of investments
     for the year...............................................................                         112,901,738
                                                                                                        ------------

            Net gain on investments.............................................                         145,243,909
                                                                                                        ------------

            Net increase in net assets resulting from
             operations.........................................................                        $161,717,724
                                                                                                        ------------


SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Years Ended
                                                                                               DECEMBER 31
                                                                                   ----------------------------------
                                                                                   1998                       1997
                                                                                   ----------------------------------
Increase in net assets
    Operations
        Investment income - net...........................................   $  16,473,815               $ 15,102,768
        Net realized gain on investments..................................      32,342,171                 50,894,781
        Change in unrealized appreciation of investments..................     112,901,738                 61,297,526
                                                                             -------------               ------------
            Net increase in net assets resulting from
             operations...................................................     161,717,724                127,295,075
    Net equalization credits .............................................         275,435                     54,638
    Distributions to shareholders from
        Investment income - net ($.468 and $.503 per share,
          respectively) - note A..........................................    ( 16,751,495)               (15,480,324)
        Net realized gain on investments ($.880 and $1.650
          per share, respectively) - note A...............................     (32,342,583)               (50,894,724)
    Capital share transactions - note E...................................      95,872,040                 54,593,793
                                                                             -------------               ------------
            Net increase in net assets....................................     208,771,121                115,568,458

Net assets
    Beginning of year.....................................................     629,001,403                513,432,945
                                                                             -------------               ------------

    End of year (including undistributed investment
       income - net of $6,969 and $9,214, respectively)...................    $837,772,524               $629,001,403
                                                                              ------------               ------------


SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                              NUMBER OF                                PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                               SHARES                VALUE            NET ASSETS
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

CONSUMER
    Champion Enterprises, Inc..............................    408,200            $ 11,174,475
    Gap, Inc...............................................    750,000              42,187,500
    Masco Corp.............................................    200,000               5,750,000
    MediaOne Group, Inc....................................    175,000               8,225,000
    OfficeMax, Inc.........................................    250,000               3,062,500
    Sony Corp. ADR.........................................     50,000               3,587,500
    Starbucks Corp.........................................    210,000              11,786,250
    Tribune Co.............................................    200,000              13,200,000
    Wendy's International, Inc.............................    350,000               7,634,375
                                                                                 -------------
                                                                                   106,607,600              12.7%
                                                                                  ------------


ENERGY
    Bay State Gas Co.......................................    553,800              22,048,162
    Enron Corp.............................................    500,000              28,531,250
    KeySpan Energy Corp....................................    587,600              18,215,600
    Peoples Energy Corp....................................    551,900              22,007,013
                                                                                 -------------
                                                                                    90,802,025              10.8
                                                                                 -------------

FINANCIAL
    MBIA, Inc..............................................     75,000               4,917,187
    SLM Holding Corp.......................................    200,000               9,600,000
    Unum Corp..............................................    135,000               7,880,625
                                                                                --------------
                                                                                    22,397,812               2.7
                                                                                 -------------

HEALTH CARE
    Amgen, Inc.............................................    300,000              31,368,750
    Baxter International Inc...............................    120,000               7,717,500
    Bristol-Myers Squibb Co................................    125,000              16,726,563
    Guidant Corp...........................................    100,000              11,025,000
    Johnson & Johnson......................................    100,000               8,387,500
    Medtronic, Inc.........................................    100,000               7,425,000
    Merck & Co., Inc.......................................    200,000              29,537,500
                                                                                 -------------
                                                                                   112,187,813              13.4
                                                                                 -------------

TECHNOLOGY
    Compaq Computer Corp...................................    300,000              12,581,250
    Computer Associate International, Inc..................    150,000               6,393,750
    EMC Corp. (Mass.)......................................    125,000              10,625,000
    Fiserv, Inc............................................    175,000               9,001,563
    Pitney Bowes, Inc......................................    350,000              23,121,875
                                                                                 -------------
                                                                                    61,723,438               7.4
                                                                                 -------------

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              NUMBER OF                               PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES                VALUE            NET ASSETS
------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS, CONTINUED

TELECOMMUNICATIONS
    AirTouch Communications, Inc...........................   700,000           $  50,487,500
    BellSouth Corp.........................................   350,000              17,456,250
    Loral Space Communications.............................   500,000               8,906,250
    MCI Worldcom, Inc......................................   100,000               7,175,000
    SBC Communications, Inc................................   702,720              37,683,360
    U.S. West, Inc. - Communications Group.................   200,000              12,925,000
                                                                                -------------
                                                                                  134,633,360             16.1%
                                                                                 ------------             ----

        TOTAL COMMON STOCKS................................                       528,352,048             63.1
                                                                                 ------------             ----


                                                            PRINCIPAL
                                                             AMOUNT

            GOVERNMENT AGENCY BONDS

Federal Farm Credit Bank
    5.000%, due October 2, 2003........................... 10,000,000               9,931,200

Federal Home Loan Bank System
    5.025%, due February 23, 1999.........................  9,000,000               8,998,560
    5.880%, due March 19, 1999............................ 13,000,000              13,020,280
    5.660%, due January 12, 2000..........................  5,000,000               5,002,350
    5.630%, due January 29, 2001.......................... 10,000,000               9,990,600
    5.025%, due November 5, 2002.......................... 10,000,000               9,859,400
    5.905%, due December 23, 2002......................... 14,000,000              14,369,740
    5.590%, due October 6, 2003........................... 12,000,000              11,896,920
    5.250%, due October 27, 2003.......................... 10,000,000               9,859,330

Federal Home Loan Mortgage Corp.
    6.110%, due June 18, 2003............................. 10,000,000               9,995,300

Federal National Mortgage Association
      6.110%, due September 20, 2000...................... 12,000,000              12,219,360
      6.080%, due September 25, 2000......................  5,000,000               5,089,050
      5.820%, due December 5, 2000........................ 15,000,000              15,227,400
      5.370%, due February 7, 2001........................ 20,000,000              20,153,200
      5.410%, due February 13, 2001....................... 10,000,000              10,084,400
      5.360%, due February 16, 2001....................... 10,000,000              10,075,000

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              PRINCIPAL                               PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              AMOUNT                VALUE            NET ASSETS
------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS, CONTINUED

Federal National Mortgage Association, CONTINUED
    6.000%, due April 30, 2001............................ $  9,000,000            $  9,016,830
    6.710%, due July 24, 2001.............................    7,000,000               7,276,710
    5.430%, due November 3, 2003..........................   10,000,000               9,881,200
    5.375%, due November 17, 2003.........................    8,000,000               7,952,480
                                                                                   ------------

        TOTAL GOVERNMENT AGENCY BONDS                                               209,899,310

            CORPORATE BONDS

American General Finance Corp.
    5.750%, due November 1, 2003..........................    2,500,000               2,506,872
Sears Roebuck Acceptance Corp.
    6.000%, due March 20, 2003............................    2,500,000               2,527,365
                                                                                   ------------

        TOTAL CORPORATE BONDS.............................                            5,034,237
                                                                                   ------------

        TOTAL BONDS.......................................                          214,933,547             25.6%
                                                                                   ------------            ------

                                                               NUMBER
              MONEY MARKET SHARES                             OF SHARES

Pax World Money Market Fund...............................   87,285,202              87,285,202             10.4
                                                                                   ------------            -----

        TOTAL INVESTMENTS.................................                          830,570,797             99.1

Cash and receivables, less liabilities....................                            7,201,727               .9
                                                                                   ------------            -----

        NET ASSETS........................................                         $837,772,524            100.0%
                                                                                   ------------            -----

SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS

      Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

      Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

      Dividend  income is recorded on the ex-dividend  date.  Interest income is
recorded  on  the  accrual   basis  and  includes   accretion  of  discount  and
amortization of premiums.

      Commencing January 1, 1997, the Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion (premium amortization) for 1998 and 1997 was $219,398 and ($765,743), respectively. The amount for 1997 is net of the one-time charge for net premium amortization through January 1, 1997 on bonds held on that date. Reference is made to note G.

FEDERAL INCOME TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION

      The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

      Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS

      All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1998 or 1997.
      All Directors are paid by the Fund for attendance at directors' meetings. During 1998, the Fund incurred legal fees and related expenses of $95,062 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.
      All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1998 and 1997 totaled $140,863 and $132,372, respectively, (27.8% and 36.3%, respectively of total 1998 and 1997 commissions).
      At the June 11, 1998 Annual Meeting, the shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.


NOTE C - INVESTMENTS

      Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $155,368,899 and $101,313,490, respectively, for 1998. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $120,062,159 and $64,900,000, respectively, for 1998.
      Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1998 would have been approximately the same.
      For Federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $580,758,197. Gross unrealized appreciation and depreciation of investments aggregated $251,955,848 and $2,143,248, respectively, at December 31, 1998, resulting in net unrealized appreciation of $249,812,600.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  CONTINUED


NOTE D - DISTRIBUTION EXPENSES

      The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.


NOTE E - CAPITAL AND RELATED TRANSACTIONS

      Transactions in capital stock were as follows:

                                                              Year Ended                          Year Ended
                                                           DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                           -----------------                  -----------------
                                                     SHARES             DOLLARS           SHARES            DOLLARS
                                                     ---------------------------         ----------------------------
Shares sold.................................         9,126,274       $182,396,781        2,794,352       $ 50,868,833
Shares issued in reinvest-
  ment of distributions.....................         2,232,027         45,625,923        3,363,399         61,541,465
                                                    ----------       ------------       ----------       ------------
                                                    11,358,301        228,022,704        6,157,751        112,410,298

Shares redeemed.............................        (6,617,044)      (132,150,664)      (3,195,360)       (57,816,505)
                                                    -----------      ------------       ----------       ------------
Net increase................................         4,741,257       $ 95,872,040        2,962,391       $ 54,593,793
                                                    ----------       ------------       ----------       ------------

      The components of net assets at December 31, 1998, are as follows:

            Paid-in capital (75,000,000 shares of $1 par value authorized)........................       $595,873,084
            Undistributed investment income.......................................................              6,969
            Excess distribution of capital gains..................................................             (1,958)
            Accumulated prior years' net realized losses on investments...........................         (7,918,171)
            Net unrealized appreciation of investments............................................        249,812,600
                                                                                                        -------------

               Net assets........................................................................        $837,772,524
                                                                                                         ------------


PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  CONTINUED


NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

      State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.


NOTE G - ACCOUNTING CHANGE

      Effective January 1, 1997, the Fund adopted the policy of accreting bond purchase price discounts and amortizing bond purchase price premiums over the remaining lives of the respective bonds (or to the first call date for callable bonds). The effect of the change is to reflect the amortization as an adjustment to interest income. Previously, discounts and premiums were recognized as part of the net realized gain or loss when the bonds matured or were sold. This change has no net effect on net assets or on the net increase in net assets resulting from operations.
      Upon adopting the new policy, the Fund recognized the cumulative accretion of discounts and amortization of premiums on the bonds held at January 1, 1997. This resulted in a one-time charge for net premium amortization through January 1, 1997 on bonds held on that date and a net reduction of approximately $1,040,000 in interest income (and investment income, net) for 1997 (approximately $.03 per share). Correspondingly, there was an identical one-time credit to net gain on investments for the period.


NOTE H - YEAR 2000 (Unaudited)

      State Street Bank and Trust Company (the custodian), PFPC, Inc. (the transfer agent) and the Adviser all currently use a wide variety of computer programs and devices which represent the calendar year portion of dates by their last two digits. These programs and devices are critical to the Fund's operations. Calculations performed with these truncated date fields may not work properly with dates from 2000 and beyond.
      These entities are in the process of executing detailed plans to modify or replace significant applications as necessary to ensure Year 2000 compliance. All necessary systems modifications and testing are expected to be completed by mid-1999. The Fund does not expect to incur any costs relating to the year 2000 conversion.

                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the year in net asset value (based upon average number of shares outstanding)

                                                                                 YEAR ENDED DECEMBER 31
                                                            -----------------------------------------------------------
                                                             1998          1997         1996         1995         1994
                                                            -----------------------------------------------------------

Net asset value, beginning of year...................       $18.52       $16.56       $16.33       $13.39       $13.55
                                                            ------       ------       ------       ------       ------

Income from investment operations
    Investment income - net (A)......................         .468         .493         .550          .80          .49
    Realized and unrealized gain (loss)
     on investments - net (A)........................        4.008        3.622        1.122         3.07         (.15)
                                                            ------       ------       ------       ------       ------
        Total from investment operations.............        4.476        4.115        1.672         3.87          .34
                                                            ------       ------       ------       ------       ------

Less distributions
    Dividends from net investment income                      .468         .503         .550          .79          .50
    Distributions from realized gains................         .880        1.650         .892          .14            -
    Tax return of capital............................         .008         .002            -           -             -
                                                            ------       ------       ------       ------       ------
        Total distributions.........................         1.356        2.155        1.442          .93          .50
                                                            ------       ------       ------       ------       ------

Net asset value, end of year.........................       $21.64       $18.52       $16.56       $16.33       $13.39
                                                            ------       ------       ------       ------       ------

2.  TOTAL RETURN.....................................        24.62%       25.12%       10.36%       29.19%        2.65%

3. RATIOS AND SUPPLEMENTAL DATA

    Ratio of total expenses to average net
     assets (B)......................................          .95%         .91%         .89%         .97%         .98%

    Ratio of investment income - net to
     average net assets..............................         2.33%        2.67%        3.24%        3.44%        3.66%

    Portfolio turnover rate..........................        28.59%       13.88%       34.55%       28.44%       25.45%

    Net assets, end of year ('000s)..................     $837,773     $629,001     $513,433     $476,976     $388,249

    Number of capital shares outstanding,
     end of year ('000s).............................       38,712       33,971       31,008       29,200       29,000


(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced investment income - net and increased realized and unrealized gain on investments for 1997 by approximately $.03 per share.
(B) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratio for 1994 was based upon net expenses and is not required to be restated.